Goodwill and Intangible Assets, net	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, net
9. Goodwill and Intangible Assets, net
During the years ended December 31, 2020 and 2019, there was no change in the carrying value of goodwill.
Intangible assets, net consisted of the following (in thousands):

	Gross Carrying Value	Accumulated Amortization	Net
Balances as of December 31, 2020
Acquired technology	$5,490	$(2,196)	$3,294
Balances as of December 31, 2019
Acquired technology	$5,490	$(1,647)	$3,843
Acquired technology had a weighted average remaining amortization period of 6 and 7 years as of December 31, 2020 and 2019, respectively. Amortization expense was $0.5 million for each of the years ended December 31, 2020 and 2019. Future amortization expense for each of the remaining years in the useful life of the intangible assets will be $0.5 million per year.